Exhibit 10.1

FIRST AMENDMENT TO EMPLOYMENT AGREEMENT

This First Amendment to that certain Employment Agreement (this “Amendment”) is made and executed effective as of July 26, 2022, by and between Martin Resource Management Corporation (the “MRMC”) and Robert D. Bondurant (the “Employee”).

WHEREAS, MRMC and Employee are parties to that certain Employment Agreement dated October 20, 2020 (the “Agreement”); and

WHEREAS, the Parties mutually desire to amend certain terms of the Agreement as hereinafter provided.

NOW, THEREFORE, for and in consideration of the covenants and obligations contained herein and other good and valuable consideration, the Parties hereto hereby agree as follows:

1. Capitalized terms used but not defined herein, if any, shall have the meaning given to such terms in the Agreement;

2. Section 2. Term of Employment is hereby deleted and replaced in its entirety as follows:

“2. Term of Employment: The term of this Agreement shall commence on January 1, 2021 (the “Employment Date”) and shall continue until December 31, 2024 (the “Employment Term”); provided, that on the third anniversary of the Employment Date and on each anniversary thereafter, the Employment Term of this Agreement shall automatically be extended for one (1) additional year unless either party shall have given notice prior to the applicable anniversary that such party does not wish to extend the Employment Term.”

3. Except as expressly amended herein, the terms, covenants and conditions of the Agreement shall remain in full force and effect without modification or amendment, and the Parties ratify and reaffirm the same in its entirety.

4. This Amendment shall be governed by and construed in accordance with the laws of the State of Texas, without regard to the conflicts of laws or principles. In the event that the terms and conditions of the Agreement conflict or are inconsistent with those of this Amendment, the terms of this Amendment shall govern.

[Signatures on next page]

MARTIN RESOURCE MANAGEMENT CORPORATION

By:/s/ Randall L. Tauscher
Randall L. Tauscher, Executive Vice President

COMPANY

/s/Robert D. Bondurant
Robert D. Bondurant
EMPLOYEE